UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 26, 2025, Fractyl Health, Inc. (the “Company”) issued a press release announcing 3-month interim results from its REMAIN-1 Midpoint Cohort, a distinct patient cohort assessing the potential of the Revita DMR System (“Revita”) to maintain weight loss after GLP-1 discontinuation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As described in the accompanying press release, the Company will host a conference call and live audio webcast today, September 26, 2025 at 8:00 a.m., Eastern Time, to discuss the presentation of data described above.

The live audio webcast may be accessed through the “Events” section of the Company’s website at ir.fractyl.com. A copy of the presentation to be used by the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01	Other Events.

On September 26, 2025, the Company reported 3-month interim data from its REMAIN-1 Midpoint Cohort, a randomized, double-blind, sham-controlled cohort designed to evaluate Revita in adults with obesity who achieved at least 15% total body weight loss with tirzepatide. The REMAIN-1 Midpoint Cohort is a randomized, double-blind cohort of 45 participants to assess the potential of Revita to maintain weight loss after GLP-1 discontinuation. Participants are individuals with obesity who prior to participation had not yet taken GLP-1 drugs, were initiated on tirzepatide at the time of enrollment, and treated with tirzepatide to achieve at least 15% total body weight loss. Participants then discontinued tirzepatide and were randomized to undergo either Revita or a sham procedure with a 2:1 treatment allocation. The REMAIN-1 Midpoint Cohort is designed to be identical to the ongoing Pivotal Cohort, serving as an important interim randomized readout to assess Revita’s potential to maintain weight loss after GLP-1 discontinuation. The key points from the most recent 3-month data cut are summarized below.

At 3 months, Revita-treated patients lost an additional 2.5% total body weight after stopping tirzepatide, while sham patients regained 10% (p=0.014). These results are clinically and statistically significant and provide randomized, blinded evidence that drug-free, durable weight maintenance is possible at 3 months. They further support Revita as a potential first-in-class treatment in a new therapeutic category in obesity care: post-GLP-1 weight maintenance.

Key Findings:

•

The study met its 3-month interim efficacy endpoint with strong statistical significance (p=0.014), delivering 2.5% further weight loss with Revita (n=29) even after stopping tirzepatide, versus 10% weight regain in sham-treated patients (n=16).

•	No Revita-related SAEs or Grade II+ AEs were observed through 3 months. Side effects were infrequent, mild, and transient, consistent with prior Revita clinical study experience.

•

These data strengthen confidence in the ongoing Pivotal Cohort study, which is on track to complete randomization in early 2026, with 6-month topline primary endpoint data and a potential PMA filing anticipated in H2 2026.

Upcoming Milestones

•

The REMAIN-1 Midpoint Cohort is ongoing, with 6-month data expected in Q1 2026. The REMAIN-1 Pivotal Cohort has completed enrollment, and the Company remains on track to randomize patients in early 2026 and deliver 6-month topline primary endpoint data and potentially file a PMA in H2 2026. These milestones are designed to evaluate Revita as the first potential therapy for post-GLP-1 weight maintenance.

Cautionary Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, without limitation, statements regarding the promise and potential impact of our product candidates, including Revita’s potential for preserving weight loss after GLP-1 drug discontinuation; the design, initiation, timing and results of clinical enrollment and any clinical studies or readouts, including readouts from the REMAIN-1 Midpoint Cohort; the potential treatment population or benefits for any of our product candidates or products; our strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, and positioning our Company at the forefront of the global opportunity for metabolic care or a late-stage, pre-commercial company poised to redefine metabolic care; and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history; the incurrence of significant net losses and the fact that the Company expects to continue to incur significant net losses for the foreseeable future; the Company’s need for substantial additional financing; the Company’s ability to continue as a going concern; the restrictive and financial covenants in the Company’s credit agreement; the lengthy and unpredictable regulatory approval process for the Company’s product candidates; uncertainty regarding its clinical studies; the fact that the Company’s product candidates may cause serious adverse events or undesirable side effects or have other properties that may cause it to suspend or discontinue clinical studies, delay or prevent regulatory development, prevent their regulatory approval, limit the commercial profile, or result in significant negative consequences; the Company’s reliance on third parties to conduct certain aspects of the Company’s preclinical studies and clinical studies; the Company’s reliance on third parties for the manufacture of sub-assembly components for Revita; the regulatory approval process of the FDA and comparable foreign regulatory authorities is lengthy, time-consuming and inherently unpredictable, and even if we complete the necessary clinical studies, we cannot predict when, or if, we will obtain regulatory approval or certification for any of our product candidates, and any such regulatory approval or certification may be for a more narrow indication than we seek; and the potential launch or commercialization of any of Company’s product candidates or products and our strategic and product development objectives and goals, and the other factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission on August 12, 2025 and in our other filings with the SEC. These forward-looking statements are based on management’s current estimates and expectations. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 26, 2025

99.2	Conference Call Presentation dated September 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date: September 26, 2025	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D. Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)